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September 9, 1999

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:  Security Life Separate Account A1: File No. 811-08196; CIK No. 0000915813

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended, (the "Act"), Security Life Separate Account A1, a unit investment trust, registered under the Act, recently mailed to its contract owners the semi-annual reports for the underlying management investment companies (the "Underlying Funds"). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30b2-1 under the Act, the Underlying Funds have filed their semi-annual reports with the Commission via EDGAR. Those filings are incorporated herein by reference.

Please do not hesitate to call me at (303) 860-2127 with any questions.

Sincerely,


/s/ Tamara D. Barkdoll
Tamara D. Barkdoll
Assistant General Counsel